SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) June 15, 1999.

                                OMI Trust 1999-A
                                ----------------
               (Exact name of registrant as specified in charter)


    Pennsylvania                    333-31441           Application filed
    ----------------------------------------------------------------------------
    (State or other jurisdiction   (Commission           (IRS Employer
     of incorporation)              File Number)       Identification No.)

   c/o Chase Manhattan Trust Co.
   Global Trust
   Attention:  Judy Wisniewskie
   One Liberty Place, Suite 5520
   1650 Market Street
   Philadelphia, Pennsylvania                             19103
   -------------------------------------------------------------------
   (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (215) 988-1322

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                OMI TRUST 1999-A

                                    FORM 8-K

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.

ITEM 5.  OTHER EVENTS.

         OMI Trust 1999-A (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1999-A (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on June 15, 1999. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits

         20.1 Monthly Remittance Report relating to the Distribution Date occurring on June 15, 1999.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          OMI TRUST 1999-A, Registrant

                       By: Oakwood Acceptance Corporation,
                                   as servicer


June 23, 1999
                             ______________________
                                 Douglas R. Muir
                                 Vice President

                                INDEX OF EXHIBITS

                                                           Page of Sequentially
                                                               Numbered Pages
                                                               --------------

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on June 15, 1999........................................

OAKWOOD MORTGAGE INVESTORS, INC. 1999-A               REPORT DATE:  June 7, 1999
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  POOL REPORT #5
REMITTANCE REPORT                                     Page 1 of 6
REPORTING MONTH:                     May-99

                                   Scheduled Principal Balance of Contracts
---------------------------------------------------------------------------------------------------------------
Beginning                                                                     Ending           Scheduled
Principal           Scheduled     Prepaid         Liquidated    Contracts     Principal        Gross
Balance             Principal     Principal       Principal     Repurchased   Balance          Interest
---------------------------------------------------------------------------------------------------------------
336,503,836.81     (393,782.03)   (1,548,074.10)  (935,052.82)     0.00       333,626,927.81   2,683,159.65
===============================================================================================================



              Scheduled                                 Amount
 Servicing    Pass Thru      Liquidation    Reserve     Available for   Limited    Total
 Fee          Interest       Proceeds       Fund Draw   Distribution    Guarantee  Distribution
------------------------------------------------------------------------------------------------
 280,419.86   2,402,739.79   935,052.82     0.00        5,560,068.65    0.00       5,560,068.65
================================================================================================

                                   Certificate Account
-------------------------------------------------------------------------------------------
  Beginning                 Deposits                              Investment     Ending
   Balance         Principal       Interest      Distributions     Interest      Balance
-------------------------------------------------------------------------------------------
3,117,829.40      2,855,229.63    2,579,028.92   (5,990,578.04)    7,428.24    2,568,938.15
===========================================================================================

                        P&I Advances at Distribution Date
----------------------------------------------------------------------------
       Beginning            Recovered            Current            Ending
        Balance             Advances             Advances           Balance
----------------------------------------------------------------------------
      710,481.95            670,995.15         938,471.03        977,957.83
============================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-A               REPORT DATE:  June 7, 1999
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  POOL REPORT #  5
REMITTANCE REPORT
REPORTING MONTH:                     May-99           Page 2 of 6


 Class B Crossover Test                                            Test Met?
 ----------------------------------------------------        ------------------

 (a) Remittance date on or after December 2002                        N

 (b) Average 60 day Delinquency rate <=  5%                           Y

 (c) Average 30 day Delinquency rate <=  7%                           Y

 (d) Cumulative losses do not exceed the following

 percent of the initial principal balance of all Certificates


                  Dec 2002- May 2004           7%                      N
                  June 2004-May 2005           8%                      N
                  June 2005 and thereafter     9%                      N


(e) Current realized loss ratio <=   2.75%                             Y


(f) Does Subordinated Certificate percentage equal or

     exceed                          31.500%
     of Pool Scheduled Principal Balance

        Beginning M balances                   40,398,000.00

        Beginning B-1 balance                  15,808,000.00

        Beginning B-2 balance                  24,591,125.00
                                          ---------------------
                                               80,797,125.00
                                          ---------------------
       Divided by beginning pool
       balance                                336,503,836.81
                                                     24.011%           N

     Average 60 day delinquency ratio:

                       Over 60s        Pool Balance       %
                      -----------------------------------------------

Current Mo            4,167,861.38     333,626,927.81    1.25%
1st Preceding Mo      3,015,595.70     336,503,836.81    0.90%
2nd Preceding Mo      2,664,473.35     339,775,981.71    0.78%
                                           Divided by      3
                                                      -------------
                                                         0.98%
                                                      =============

     Average 30 day delinquency ratio:
                       Over 30s       Pool Balance        %
                      -----------------------------------------------

 Current Mo           11,777,720.84   333,626,927.81    3.53%
 1st Preceding Mo      8,560,373.91   336,503,836.81    2.54%
 2nd Preceding Mo      6,939,792.23   339,775,981.71    2.04%
                                          Divided by      3
                                                     -------------
                                                        2.71%
                                                     =============

 Cumulative loss ratio:

                      Cumulative losses               13,487.25
                                        ------------------------
 Divided by Initial Certificate Principal          351,290,125.00    0.004%
                                                                =============

Current realized loss ratio:
                         Liquidation      Pool
                         Losses           Balance
                  -------------------------------------------

Current Mo                 0.00       333,626,927.81
1st Preceding Mo           0.00       336,503,836.81
2nd Preceding Mo      13,487.25       339,775,981.71
                      13,487.25       336,635,582.11    0.016%

OAKWOOD MORTGAGE INVESTORS, INC. 1999-A               REPORT DATE:  June 7, 1999
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  POOL REPORT #5
REMITTANCE REPORT
REPORTING MONTH:            May-99                    Page 3 of 6


                             Delinquency Analysis

                                           31 to 59 days                   60 to 89 days             90 days and Over
                  No. of     Principal           Principal                   Principal                  Principal
                  Loans      Balance          #  Balance            #        Balance           #        Balance
-------------------------------------------------------------------------------------------------------------------------
Excluding Repos    7,339    332,548,083.60    181     7,572,127.92     52      2,138,508.37    28        988,240.34
Repos                 30      1,078,844.21      1        37,731.54      8        337,112.42    21        704,000.25
      -------------------------------------------------------------------------------------------------------------------
Total              7,369    333,626,927.81    182     7,609,859.46     60      2,475,620.79    49      1,692,240.59
      ===================================================================================================================

    Total Delinq.
               Principal
 #             Balance
-----------   --------------
    261      10,698,876.63
     30       1,078,844.21
----------------------------
    291      11,777,720.84
============================

   3.9%              3.53%
============================


                                          Ropossession Analysis
    Active Repos                Reversal      Current Month
    Outstanding                (Redemption)   Repos                  Cumulative Repos
        Principal                Principal      Principal               Principal
  #     Balance           #       Balance   #    Balance           #     Balance
-----------------------------------------------------------------------------------------
  30      1,078,844.21     0      0.00       30    1,203,199.83      95     2,638,840.39

 OAKWOOD MORTGAGE INVESTORS, INC. 1999-A              REPORT DATE:  June 7, 1999
 OAKWOOD ACCEPTANCE CORP. -  SERVICER                 POOL REPORT #5
 REMITTANCE REPORT
 REPORTING MONTH:              May-99                 Page 4 of 6

 REPOSSESSION LIQUIDATION REPORT

                                               Liquidated
           Account      Customer               Principal          Sales           Insur.       Total      Repossession
 FHA?      Number         Name                  Balance          Proceeds        Refunds      Proceeds      Expenses
-------------------------------------------------------------------------------------------------------------------------
           1751569      DIAZ HENRY T             32,795.57        32,795.57       0.00     32,795.57          0.00
           1754266      WHITT JOHN E             36,295.68        36,295.68       0.00     36,295.68          0.00
           1755339      INCORVAIA DEBRA M        23,786.06        23,786.06       0.00     23,786.06          0.00
           1764380      PARRIS GARY W            25,708.55        25,708.55       0.00     25,708.55          0.00
           1764984      PAEZ TIRZO O             67,009.53        67,009.53       0.00     67,009.53          0.00
           1766203      PUGH MICHAEL             55,714.79        55,714.79       0.00     55,714.79          0.00
           1783430      SCOTT YALONDAR L         26,837.39        26,837.39       0.00     26,837.39          0.00
           1783448      GOODIN JENSINE V         16,259.82        16,259.82       0.00     16,259.82          0.00
           1785047      REEVES MARGARET L        28,835.51        28,835.51       0.00     28,835.51          0.00
           1788009      SIMPSON JUSTINE D        72,141.84        72,141.84       0.00     72,141.84          0.00
           1788819      PORTER DAWN K            29,705.46        29,705.46       0.00     29,705.46          0.00
           1794726      TANNER SUZANNE S         35,369.26        35,369.26       0.00     35,369.26          0.00
           1795186      ROBERTS JUSTIN           24,472.87        24,472.87       0.00     24,472.87          0.00
           1797471      HILL JOHN W              57,601.01        57,601.01       0.00     57,601.01          0.00
           1752484      GRUBBS JAMES W          138,893.53       138,893.53       0.00    138,893.53          0.00
           1801315      MOSES VERNON D           59,310.47        59,310.47       0.00     59,310.47          0.00
           1803329      GUY RODNEY V             60,205.27        60,205.27       0.00     60,205.27          0.00
           1804384      MCDONALD ERICA S         16,839.25        16,839.25       0.00     16,839.25          0.00
           1804673      CRIDER STEVIE C          10,650.56        10,650.56       0.00     10,650.56          0.00
           1805803      LUFF RICHARD C           37,320.68        37,320.68       0.00     37,320.68          0.00
           1812585      VOLK MICHAEL R           15,767.16        15,767.16       0.00     15,767.16          0.00
           1813104      GARCIA JULIA M           24,264.80        24,264.80       0.00     24,264.80          0.00
           1731611      GARCIA III GERARDO       39,267.76        39,267.76       0.00     39,267.76          0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00

      Net                                               Net           Current
   Liquidation   Unrecov.      FHA Insurance         Pass Thru       Period Net      Cumulative
    Proceeds     Advances        Coverage            Proceeds       Gain/(Loss)      Gain/(Loss)
-------------------------------------------------------------------------------------------------
  32,795.57          0.00            0.00           32,795.57             0.00
  36,295.68          0.00            0.00           36,295.68             0.00
  23,786.06          0.00            0.00           23,786.06             0.00
  25,708.55          0.00            0.00           25,708.55             0.00
  67,009.53          0.00            0.00           67,009.53             0.00
  55,714.79          0.00            0.00           55,714.79             0.00
  26,837.39          0.00            0.00           26,837.39             0.00
  16,259.82          0.00            0.00           16,259.82             0.00
  28,835.51          0.00            0.00           28,835.51             0.00
  72,141.84          0.00            0.00           72,141.84             0.00
  29,705.46          0.00            0.00           29,705.46             0.00
  35,369.26          0.00            0.00           35,369.26             0.00
  24,472.87          0.00            0.00           24,472.87             0.00
  57,601.01          0.00            0.00           57,601.01             0.00
 138,893.53          0.00            0.00          138,893.53             0.00
  59,310.47          0.00            0.00           59,310.47             0.00
  60,205.27          0.00            0.00           60,205.27             0.00
  16,839.25          0.00            0.00           16,839.25             0.00
  10,650.56          0.00            0.00           10,650.56             0.00
  37,320.68          0.00            0.00           37,320.68             0.00
  15,767.16          0.00            0.00           15,767.16             0.00
  24,264.80          0.00            0.00           24,264.80             0.00
  39,267.76          0.00            0.00           39,267.76             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00
       0.00                                              0.00             0.00

                                          Liquidated
               Account         Customer   Principal      Sales           Insur.       Total      Repossession
     FHA?      Number            Name      Balance      Proceeds        Refunds      Proceeds      Expenses
-----------------------------------------------------------------------------------------------------------------------------
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                        --------------------------------------------------------------------------------
                                         935,052.82       935,052.82       0.00   935,052.82        0.00
                                         ================================================================================

      Net                                               Net           Current
   Liquidation   Unrecov.      FHA Insurance         Pass Thru       Period Net      Cumulative
    Proceeds     Advances        Coverage            Proceeds       Gain/(Loss)      Gain/(Loss)
-------------------------------------------------------------------------------------------------
         0.00                                            0.00              0.00
         0.00                                            0.00              0.00
         0.00                                            0.00              0.00
         0.00                                            0.00              0.00
         0.00                                            0.00              0.00
         0.00                                            0.00              0.00
         0.00                                            0.00              0.00
         0.00                                            0.00              0.00
         0.00                                            0.00              0.00
         0.00                                            0.00              0.00
         0.00                                            0.00              0.00
         0.00                                            0.00              0.00
         0.00                                            0.00              0.00
         0.00                                            0.00              0.00
         0.00                                            0.00              0.00
--------------------------------------------------------------------------------------------------
   935,052.82    0.00             0.00              935,052.82             0.00      (13,487.25)
==================================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-A               REPORT DATE:  June 7, 1999
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  POOL REPORT #5
REMITTANCE REPORT
REPORTING MONTH:             May-99                   Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                Original              Beginning          Beginning        Current        Current       Ending
    Cert.                      Certificate           Certificate         Carryover       Principal      Principal    Carryover
    Class                       Balances              Balances           Principal          Due            Paid      Principal
 -----------------------------------------------------------------------------------------------------------------------------------
 A-1                               50,200,000.00       40,880,133.56        0.00    1,813,329.17     1,813,329.17       0.00
 A-1 Outstanding Writedown                  0.00                0.00                        0.00

 A-2                               44,300,000.00       44,300,000.00        0.00            0.00             0.00       0.00
 A-2 Outstanding Writedown                  0.00                0.00                        0.00

 A-3                               22,800,000.00       22,800,000.00        0.00            0.00             0.00       0.00
 A-3 Outstanding Writedown                  0.00                0.00                        0.00

 A-4                               53,193,000.00       53,193,000.00        0.00            0.00             0.00       0.00
 A-4 Outstanding Writedown                  0.00                0.00                        0.00

 A-5                              100,000,000.00       94,533,578.25        0.00    1,063,579.83     1,063,579.83       0.00
 A-5 Outstanding Writedown                  0.00                0.00                        0.00

 M-1                               22,834,000.00       22,834,000.00        0.00            0.00             0.00       0.00
 M-1 Outstanding Writedown                  0.00                0.00                        0.00

 M-2                               17,564,000.00       17,564,000.00        0.00            0.00             0.00       0.00
 M-2 Outstanding Writedown                  0.00                0.00                        0.00

 B-1                               15,808,000.00       15,808,000.00        0.00            0.00             0.00       0.00
 B-1 Outstanding Writedown                  0.00                0.00                        0.00

 B-2                               24,591,125.00       24,591,125.00        0.00            0.00             0.00       0.00
 B-2 Outstanding Writedown                  0.00                0.00                        0.00
                                 ---------------------------------------------------------------------------------------------------

                                  351,290,125.00      336,503,836.81        0.00    2,876,909.00     2,876,909.00       0.00
                                 ===================================================================================================






                        Ending                            Principal Paid
   Writedown         Certificate          Pool             Per $1,000
    Amounts           Balances           Factor           Denomination
-----------------------------------------------------------------------------
                  39,066,804.39         77.82232%          36.12210
                           0.00              0.00              0.00

                  44,300,000.00        100.00000%           0.00000
                           0.00              0.00              0.00

                  22,800,000.00        100.00000%           0.00000
                           0.00              0.00              0.00

                  53,193,000.00        100.00000%           0.00000
                           0.00              0.00              0.00

                  93,469,998.42         93.47000%          10.63580
                           0.00              0.00              0.00

        0.00      22,834,000.00        100.00000%           0.00000
        0.00               0.00              0.00              0.00

        0.00      17,564,000.00        100.00000%           0.00000
        0.00               0.00              0.00              0.00

        0.00      15,808,000.00        100.00000%           0.00000
        0.00               0.00              0.00              0.00

        0.00      24,591,125.00        100.00000%           0.00000
        0.00               0.00              0.00              0.00
---------------------------------
        0.00     333,626,927.81
=================================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-A               REPORT DATE:  June 7, 1999
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  POOL REPORT #5
REMITTANCE REPORT
REPORTING MONTH:             May-99                   Page 6 of 6

CERTIFICATE INTEREST ANALYSIS

Certificate              Remittance     Beginning         Current       Total              Interest        Ending        Per $1,000
  Class                    Rate         Balance          Accrual        Paid               Shortfall       Balance      Denomination
                      --------------------------------------------------------------------------------------------------------------
  A-1                        5.22250%        0.00       183,844.21       183,844.21         0.00          0.00           3.66224
  A-1  Carryover Interest        0.00        0.00             0.00             0.00         0.00          0.00              0.00
  A-1  Writedown Interest        0.00        0.00             0.00             0.00         0.00          0.00              0.00

  A-2                        5.89000%        0.00       217,439.17       217,439.17         0.00          0.00           4.90833
  A-2  Carryover Interest        0.00        0.00             0.00             0.00         0.00          0.00              0.00
  A-2  Writedown Interest        0.00        0.00             0.00             0.00         0.00          0.00              0.00

  A-3                        6.09000%        0.00       115,710.00       115,710.00         0.00          0.00           5.07500
  A-3  Carryover Interest        0.00        0.00             0.00             0.00         0.00          0.00              0.00
  A-3  Writedown Interest        0.00        0.00             0.00             0.00         0.00          0.00              0.00

  A-4                        6.65000%        0.00       294,777.88       294,777.88         0.00          0.00           5.54167
  A-4  Carryover Interest        0.00        0.00             0.00             0.00         0.00          0.00              0.00
  A-4  Writedown Interest        0.00        0.00             0.00             0.00         0.00          0.00              0.00

  A-5                        6.34000%        0.00       499,452.41       499,452.41         0.00          0.00           4.99452
  A-5  Carryover Interest        0.00        0.00             0.00             0.00         0.00          0.00              0.00
  A-5  Writedown Interest        0.00        0.00             0.00             0.00         0.00          0.00              0.00

  M-1                        6.86000%        0.00       130,534.37       130,534.37         0.00          0.00           5.71667
  M-1  Carryover Interest        0.00        0.00             0.00             0.00         0.00          0.00              0.00
  M-1  Writedown Interest        0.00        0.00             0.00             0.00         0.00          0.00              0.00

  M-2                        7.69000%        0.00       112,555.97       112,555.97         0.00          0.00           6.40833
  M-2  Carryover Interest        0.00        0.00             0.00             0.00         0.00          0.00              0.00
  M-2  Writedown Interest        0.00        0.00             0.00             0.00         0.00          0.00              0.00

  B-1                        8.53000%        0.00       112,368.53       112,368.53         0.00          0.00           7.10833
  B-1  Carryover Interest        0.00        0.00             0.00             0.00         0.00          0.00              0.00
  B-1  Writedown Interest        0.00        0.00             0.00             0.00         0.00          0.00              0.00

  B-2                        7.95000%        0.00       162,916.20       162,916.20         0.00          0.00           6.62500
  B-2  Carryover Interest        0.00        0.00             0.00             0.00         0.00          0.00              0.00
  B-2  Writedown Interest        0.00        0.00             0.00             0.00         0.00          0.00              0.00

  X                                     13,487.25       573,141.05       573,141.05         0.00     13,487.25

  R                                          0.00             0.00             0.00         0.00          0.00

  Service Fee                                0.00       280,419.86       280,419.86         0.00          0.00
                                    ------------------------------------------------------------------------------

                                        13,487.25     2,683,159.65     2,683,159.65         0.00      13,487.25
                                    ==============================================================================


  Cert,           Total
  Class           Distribution
------------------------------
   A-1            1,997,173.38

   A-2              217,439.17

   A-3              115,710.00

   A-4              294,777.88

   A-5            1,563,032.24

   M-1              130,534.37

   M-2              112,555.97

   B-1              112,368.53

   B-2              162,916.20

    X               573,141.05

    R                     0.00

 Service Fee        280,419.86
                -----------------
                  5,560,068.65
                ==================